                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 22, 2002

                                 EUROTECH, LTD.
                                 --------------

             (Exact name of registrant as specified in its charter)




     District of Columbia              000-22129                 33-0662435
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
    of incorporation)                                        Identification No.)

                          10306 Eaton Place, Suite 220
                            Fairfax, Virginia 22030
                            -----------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (703) 352-4399

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         On March 5, 2002, Eurotech, Ltd. announced that it entered into a private equity line with Jenks & Kirkland, Ltd. ("J&K"). Subject to the terms and conditions of the private equity line, Eurotech may from time to time at its discretion sell up to an aggregate of $10 million of its common stock, par value $.00025 per share, to J&K at a 10% discount to market prices, which is defined as the average of the lowest Bid Prices (not necessarily consecutive) for any three (3) Trading Days during the ten (10) Trading Day period immediately following a Put Date, wherein the Company has given notice to J&K that it intends to sell its stock. Copies of the private equity agreement and the registration rights agreement between Eurotech and J&K are attached to this report as Exhibits 10.20.21 and 10.20.22, respectively. A copy of the press release relating to this announcement is attached to this report as Exhibit 99.9.

         On March 1, 2002, the Company also announced that the Board of Directors has appointed Todd J. Broms as its President and Chief Executive Officer. The Company also announced that the Board of Directors has appointed former President and Chief Executive Officer, Don V. Hahnfeldt, to serve as Chairman and Executive Vice President, while Chad A. Verdi will now serve the Company in the newly created post of Vice Chairman. A copy of the press release relating to this announcement is attached to this report as Exhibit 99.8.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

Set forth below is a list of Exhibits included as part of this Current Report.

         10.20.21 Private Equity Agreement as of February 22, 2002 between Eurotech, Ltd. and Jenks & Kirkland, Ltd.

         10.20.22 Registration Rights Agreement dated as of February 22, 2002 between Eurotech, Ltd. and Jenks & Kirkland, Ltd.

         99.8 Eurotech, Ltd. Press Release dated March 1, 2002 announcing appointment of Todd J. Broms as President and Chief Executive Officer.

         99.9 Eurotech, Ltd. Press Release dated March 5, 2002 announcing financing commitment from Jenks & Kirkland, Ltd.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EUROTECH, LTD.

March 5, 2002


                                        BY: /S/ DON V. HAHNFELDT
                                        ---------------------------------
                                                DON V. HAHNFELDT
                                                CHAIRMAN AND EXECUTIVE
                                                VICE PRESIDENT